                                         General Information, Purchases and
                                         Redemptions

                                         ---------------------------------------
                                         24 Hour Yield and Balance Information

                                         ---------------------------------------

                                         Nationwide
                                         800-637-1700   M   www.reservefunds.com


                         TAX-EXEMPT MONEY MARKET FUNDS
                                FOR RESIDENTS OF
                  NEW YORK, CALIFORNIA, CONNECTICUT, FLORIDA,
                MASSACHUSETTS, NEW JERSEY, OHIO AND PENNSYLVANIA



     The NEW YORK TAX-EXEMPT FUND of Reserve New York Tax-Exempt Trust and the CALIFORNIA TAX-EXEMPT, CONNECTICUT TAX-EXEMPT, FLORIDA TAX-EXEMPT, MASSACHUSETTS TAX-EXEMPT, NEW JERSEY TAX-EXEMPT, OHIO TAX-EXEMPT and PENNSYLVANIA TAX-EXEMPT FUNDS of Reserve Tax- Exempt Trust (the "Fund(s)") are money market funds whose investment objective is to seek as high a level of short-term interest income exempt from federal, state and local income and/or property taxes, if any, for resident holders of the particular state fund as is consistent with preservation of capital and liquidity.


    The Funds are designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money market accounts or instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and are designed to reduce or eliminate for the investor the mechanical problems of direct investment in money market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.

    Each of the Funds invests principally in high-quality tax-exempt obligations issued by the specific state and its counties, municipalities, authorities or other political subdivisions.

    SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


    This Prospectus sets forth the information about the Funds which a prospective investor should know before investing. A Statement of Additional Information ("SAI") dated July 31, 1997, as amended April 1, 1998, providing further details about the Funds, has been filed with the Securities and Exchange Commission ("SEC"). It may be obtained without charge by writing or calling the Funds at 800-637-1700. The Statement of Additional Information is incorporated by reference into this Prospectus.


    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR OBLIGATIONS GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------


           Prospectus dated July 31, 1997, as amended April 1, 1998.

 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES

    The following table illustrates all expenses and fees that a shareholder of each Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended May 31, 1997.

                        SHAREHOLDER TRANSACTION EXPENSES

                          NEW YORK    CALIFORNIA   CONNECTICUT    FLORIDA     MASSACHUSETTS   NEW JERSEY      OHIO
                         TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT     TAX-EXEMPT   TAX-EXEMPT
                            FUND         FUND         FUND          FUND          FUND           FUND        FUND**
                         ----------   ----------   -----------   ----------   -------------   ----------   ----------
Sales Load Imposed on
  Purchases............     None         None         None          None          None           None         None
Sales Load Imposed on
  Reinvested
  Dividends............     None         None         None          None          None           None         None
Redemption Fees*.......     None         None         None          None          None           None         None
Exchange Fees..........     None         None         None          None          None           None         None

                         PENNSYLVANIA
                          TAX-EXEMPT
                            FUND**
                         ------------
Sales Load Imposed on
  Purchases............      None
Sales Load Imposed on
  Reinvested
  Dividends............      None
Redemption Fees*.......      None
Exchange Fees..........      None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                          NEW YORK    CALIFORNIA   CONNECTICUT    FLORIDA     MASSACHUSETTS   NEW JERSEY      OHIO
                         TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT     TAX-EXEMPT   TAX-EXEMPT
                            FUND         FUND         FUND          FUND          FUND           FUND         FUND
                         ----------   ----------   -----------   ----------   -------------   ----------   ----------
Management Fees (after
  waiver)..............     .50%         .50%          .50%         .50%          .46%           .50%         .50%
12b-1 Fees.............     .18%         .20%          .16%         .15%          .03%           .19%         .20%
Other Operating
  Expenses
  Administration and
    Operations
    Expenses...........     .32%         .27%          .27%         .34%          .25%           .32%
  Equipment............     .03%         .04%          .03%         .04%          .03%           .04%
  Other................     .01%         .02%          .01%         .01%          .02%           .01%         .30%
                           -----        -----         -----        -----          ----          -----        -----
Total Operating
  Expenses.............    1.04%        1.03%          .97%        1.04%          .79%          1.06%        1.00%
                           =====        =====         =====        =====          ====          =====        =====

                         PENNSYLVANIA
                          TAX-EXEMPT
                             FUND
                         ------------
Management Fees (after
  waiver)..............      .50%
12b-1 Fees.............      .20%
Other Operating
  Expenses
  Administration and
    Operations
    Expenses...........
  Equipment............
  Other................      .30%
                            -----
Total Operating
  Expenses.............     1.00%
                            =====


    The purpose of this table is to assist the investor in understanding the costs and expenses that a shareholder in a Fund will bear directly or indirectly. These figures reflect a voluntary reduction of the management fee for the Massachusetts Tax-Exempt Fund by the Adviser. If there was no voluntary reduction, the management fee would be .50%. *A $2.00 fee will be charged on redemption checks issued by the Funds of less than $100 and a $10 fee will be charged for wire redemption of less than $10,000.


    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period. The example reflects the voluntary reduction of the management fee for the Massachusetts Tax-Exempt Fund by the adviser. **The Pennsylvania Tax-Exempt Fund commenced operations September 12, 1997 and the Ohio Tax-Exempt Fund plans to commence its operations during April 1998.



                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
New York Tax-Exempt Fund............................   $11       $33       $57       $127
California Tax-Exempt Fund..........................   $11       $33       $57       $126
Connecticut Tax-Exempt Fund.........................   $10       $31       $54       $119
Florida Tax-Exempt Fund.............................   $11       $33       $57       $127
Massachusetts Tax-Exempt Fund.......................   $ 8       $25       $44       $ 98
New Jersey Tax-Exempt Fund..........................   $11       $34       $58       $129
Ohio Tax-Exempt Fund................................   $10       $32       $55       $122
Pennsylvania Tax-Exempt Fund........................   $10       $32       $55       $122


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                     YIELD

    For the seven calendar days ended May 31, 1997, the current and effective yields for the Funds were as follows:


                                                              CURRENT YIELD   EFFECTIVE YIELD
                                                              -------------   ---------------
New York Tax-Exempt Fund....................................      2.80%            2.84%
California Tax-Exempt Fund..................................      2.76%            2.80%
Connecticut Tax-Exempt Fund.................................      2.71%            2.75%
Florida Tax-Exempt Fund.....................................      2.79%            2.82%
Massachusetts Tax-Exempt Fund...............................      3.02%            3.07%
New Jersey Tax-Exempt Fund..................................      2.81%            2.85%


    Current yield refers to the income generated by an investment in a Fund over a seven-day period. This income is then annualized, that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.

    The Funds may also quote tax equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal a Fund's tax-free yield. The tax equivalent yield is calculated by dividing a Fund's current or effective yield by the result of one minus a stated federal and/or state and local tax rate.

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each of the Funds is to seek as high a level of short-term interest income exempt from federal, state and local income taxes, if any, as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of a Fund as defined in the Investment Company Act of 1940 ("1940 Act").

    Each Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state for which it is named and the state's counties, municipalities, authorities or other political subdivisions. There can be no assurance that any of the Funds will achieve its investment objective.

    These securities are generally known as "municipal bonds" or "municipal notes" and the interest on them is exempt from federal income tax in the opinion of either bond counsel for the issuers or, in some instances, the issuer itself ("Municipal Obligations"). They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of Municipal Obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Each Fund may invest any portion of its assets in industrial revenue bonds and notes. Municipal Obligations bear fixed, variable or floating rates of interest. At least 80% of the value of each Fund's assets will be invested in Municipal Obligations which are exempt from federal, state and, with respect to the New York Tax-Exempt Fund, local income taxes and, with respect to the Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, unless it has adopted a temporary defensive position. In addition, during periods when the Funds' Investment Adviser believes that Municipal Obligations meeting each respective Fund's quality standards are not available, a Fund may invest up to 20% of the value of its assets, or a greater percentage on a temporary basis, in Municipal Obligations exempt only from federal income taxes.

    Each Fund may purchase floating and variable rate demand notes, which are Municipal Obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, in each case usually upon not more than seven (7) days' notice. The interest rates on these floating and variable rate demand notes fluctuate from time to time. Frequently, such Municipal Obligations are secured by letters of credit or other credit support arrangements provided by banks. The Funds may invest any portion of their assets in floating and variable rate demand notes secured by bank letters of credit or other credit support arrangements. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these Municipal Obligations. A Fund will not invest more than 10% of the value of its assets in floating or variable rate demand notes for which there is no secondary market if the demand feature on such Municipal Obligations is exercisable on more than seven (7) days' notice.

above. Although a Fund is permitted to make taxable temporary investments, there is no current intention of generating income subject to federal income tax.

    The Fund's Investment Adviser uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's and S&P. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, each Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.

    The principal risk factors associated with investment in each Fund are the risk of fluctuations in short-term interest rates, the risk of default among one or more issuers of securities which comprise a Fund's assets and the risk of non-diversification. As a non-diversified investment company, each Fund is permitted to have all its assets invested in a limited number of issuers. Accordingly, since a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, a Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence than the investment securities of a diversified investment company. However, each Fund intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. This limits the aggregate value of all investments (except United States government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

    Each Fund's concentration in securities issued by the respective state and its political subdivisions involves greater risks than a fund broadly invested across many states and municipalities.


RISK FACTORS OF CONCENTRATING IN CALIFORNIA. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State was plagued by recurring budget deficits. As of June 30, 1994, according to California's Department of Finance, the State's special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. As a result of the deterioration in the State's budget and cash situation, between October 1991 and July 1994, the ratings on the State's general obligation bonds were reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch from AAA to
A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on or repay principal of such obligations. However, since 1993 the State's financial and economic condition suggests that California, following a period of stability, is in the midst of a recovery. The General Fund GAAP-basis deficit has been reduced from a peak of $4.6 billion in 1992-93 to $2.1 billion at fiscal 1996. In addition, the gap between the national and California unemployment rate narrowed from 3.4% in 1994 to 1.9% at the close of 1996.



RISK FACTORS OF CONCENTRATING IN CONNECTICUT. Specifically, the credit quality of the Connecticut Tax-Exempt Fund will depend on the continued financial strength of the State of Connecticut and its political subdivisions. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had a significant impact on unemployment levels. Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligations Economic Recovery Notes. Moreover, as of June 30, 1995 and 1996, the General Fund had cumulative deficits under GAAP of $576.9 million and $639.9 million, respectively. As a result of the recurring budgetary problems, S&P downgraded the State's general obligation bonds from AA+ to AA in April 1990 and to AA- in September 1991. In April 1990, Moody's downgraded Connecticut's bonds from Aa1 to Aa (since refined to Aa3 in March 1997). In March 1995, Fitch downgraded Connecticut's bonds from AA+ to AA.



RISK FACTORS OF CONCENTRATING IN FLORIDA. You should consider carefully the special risks inherent in the Fund's investment in Florida Municipal Obligations. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the legislature provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1995-96 estimated General Revenue and Working Capital and Budget Stabilization funds available totaled $15.311 billion, a 3.3% increase over 1994-95, resulting in unencumbered reserves of approximately $502.7 million at the end of fiscal 1995-96. General Revenue and Working Capital and Budget Stabilization funds available for fiscal 1996-97 are estimated to total $16.095 billion, a 5.1% increase over 1995-96, resulting in unencumbered reserves of approximately $518.2 million at the end of fiscal 1996-97.


RISK FACTORS OF CONCENTRATING IN MASSACHUSETTS. Specifically, the credit quality of the Massachusetts Tax-Exempt Fund will depend on the continued financial strength of the Commonwealth of Massachusetts and its political subdivisions. Since 1989, Massachusetts has experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates. Massachusetts' economic and fiscal problems in the late 1980s and early 1990s caused several rating agencies to lower their ratings of Massachusetts Municipal Obligations. A return of persistent serious financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding Massachusetts Municipal Obligations. The State's operating losses in fiscal 1989 and 1990, which totaled $672 million and $1.25 billion, respectively, were covered primarily through deficit borrowings and a fiscal 1991 operating loss of $21 million was covered by drawing on the adjusted 1990 fund balance of $258 million. However, Massachusetts ended fiscal years 1992 through 1996 with a positive fiscal balance in its general operating funds. At present, Massachusetts' general obligation bonds are rated by S&P, Fitch and Moody's A+, A+ and A1, respectively.



RISK FACTORS OF CONCENTRATING IN NEW JERSEY. The State's economy performed strongly for much of the 1980s. Like much of the Northeast in the 1980s, the State's economy outpaced national trends. However, from 1989 to 1992, the State's economic performance trailed the rest of the nation. Reflecting the economic downturn, the State's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a peak of 8.5% during 1992. Since then, the State's unemployment rate fell to an average of 6.4% during 1995 and 6.1% for the four-month period from May 1996 through August 1996. In July 1991, S&P lowered its rating for the State's general obligation debt from AAA to AA+. The State's general obligation debt is rated AA+ and Aa1 by Fitch and Moody's, respectively.



RISK FACTORS OF CONCENTRATING IN NEW YORK. You should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high-interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal years 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1996, the State recorded balanced budgets on a cash-basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, State-guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's. As of February 1997, New York State's general obligation debt is rated A2 by Moody's. In January 1992, S&P lowered its ratings of New York State general obligation bonds from A to A- and stated that it continued to assess the ratings outlook as negative. The ratings of various agency debt, state moral obligations, contractual obligations, lease purchase obligations and state guarantees also were lowered. In February 1991, Moody's lowered its rating on New York City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. The rating changes reflected the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region.



RISK FACTORS OF CONCENTRATING IN OHIO. Specifically, the credit quality of the Ohio Tax-Exempt Fund will depend on the continued financial strength of the State of Ohio and its political subdivisions. Ohio is an industrialized state with a diverse economy. While manufacturing jobs in the state have been declining steadily, Ohio remains a leading exporter of manufactured goods. In an effort to minimize the state's exposure to cyclical downturns in the manufacturing sector, Ohio has diversified. The 1997 operating surplus of the General Fund was $155 million, down from $548 million in 1996. However, Ohio has made productivity improvements and has expanded into the high-tech and business service industries. The estimated cash balance for the biennium ending 1996-97 is $596.7 million. The state's reserves have been restored to levels which now exceed those seen before the last recession. At present, Ohio's general obligation bonds are rated Aa1, AA+ and AA+ by Moody's, S&P, and Fitch, respectively.

RISK FACTORS OF CONCENTRATING IN PENNSYLVANIA. Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. From time to time, Pennsylvania and certain of its political subdivisions have encountered financial difficulties which have adversely affected their respective credit standings. For example, the financial condition of the City of Philadelphia had impaired its ability to borrow and resulted in its obligations generally being downgraded below investment grade by the major rating services. Other factors which may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing or laws governing tax-exempt financing. Currently, Pennsylvania's general obligation bonds are rated AA-, AA-and A1 by S&P, Fitch and Moody's, respectively. The Adviser does not believe that the current economic conditions in Pennsylvania will have a significant adverse effect on the Fund's ability to invest in high-quality Pennsylvania Municipal Obligations.


    The Statement of Additional Information further discusses risk factors in concentrating in securities issued by the respective states and their political subdivisions for each Fund.

                                   MANAGEMENT


INVESTMENT MANAGEMENT AGREEMENT. Since November 15, 1971 Reserve Management Company, Inc. ("Adviser") and its affiliates have provided investment advice to The Reserve Funds which currently have assets of over $4.6 billion, pursuant to an Investment Management Agreement. Under the Agreement, the Adviser manages the Funds and invests in furtherance of its objectives and policies subject to the overall control and direction of the Funds' Board of Trustees.


    As compensation for these services, the Adviser receives a management fee which is a percentage of the average daily net assets of each Fund, calculated as follows: (i) .50% per annum of the first $500 million of average daily net assets, (ii) .475% per annum of the next $500 million of such assets; (iii) .45% per annum of the next $500 million of such assets; (iv) .425% per annum of the next $500 million of such assets; and (v) .40% per annum of such assets in excess of $2 billion. For the fiscal year ended May 31, 1997, the Adviser received management fees of .50% of the average net assets of the New York, California, Connecticut, Florida, New Jersey Tax-Exempt Funds and .46% of the Massachusetts Tax-Exempt Fund. During the year, the Adviser voluntarily agreed to a reduction of the management fee for the Massachusetts Tax-Exempt Fund.

    The Investment Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters as to which the Agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser.

SERVICE AGREEMENTS. The Adviser furnishes to each Fund pursuant to a Service Agreement, at cost, all personnel required for the operations of each Fund such as executive, administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which each Fund reimburses the Adviser includes salaries and other personnel expense, rent, depreciation of equipment and facilities, interest and amortization on loans which finance equipment used by the Funds, and all other expenses for the conduct of each Fund's affairs. Affiliates of the Adviser may provide some of these services. Each Fund also reimburses the Adviser for: brokerage fees and commissions, interest charges and taxes, the cost of registering for sale, issuing and redeeming the Fund's shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders, and the fees and expenses of the Funds' custodians, auditors, lawyers and disinterested Trustees.

    The Adviser has agreed to repay each Fund promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of the Funds. The Service Agreements are nonassignable and continue until terminated by either party on 120 days' notice.

TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the shareholders of Reserve Tax-Exempt Trust or Reserve New York Tax-Exempt Trust.


TRANSFER AGENT AND DIVIDEND PAYING AGENT. Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust act as their own transfer agent and dividend paying agent.

                               HOW TO BUY SHARES

METHOD OF PAYMENT. The minimum initial investment is $1,000 and $250 for subsequent investments (denominated in U.S. dollars). An initial purchase must be accompanied by an Application or equivalent information. For clients of certain broker-dealers and financial

[CAPTION]

               TABLE OF CONTENTS
                                                  PAGE
                                                  ---
Shareholder Expenses............................    2
Financial Highlights............................    3
Yield...........................................    6
Investment Objective and Policies...............    6
Management......................................   10
How to Buy Shares...............................   10
Shares of Beneficial Interest...................   12
Daily Dividends.................................   12
Taxes...........................................   12
Redemptions.....................................   13
General Information.............................   14

      Investors are advised to read and retain this Prospectus for future reference.

      Founders of
      "America's
         First
        Money Fund"
810 Seventh Avenue, New York, NY 10019-5868

GENERAL INFORMATION AND 24 HOUR YIELD AND BALANCE INFORMATION
800-637-1700            M     www.reservefunds.com

Distribution -- Resrv Partners, Inc.


04/98


                  THE RESERVE FUNDS LOGO

                                         Founders of
                                       "America's First
                                                          Money Fund"

                  NEW YORK TAX-EXEMPT FUND

                  CALIFORNIA TAX-EXEMPT FUND

                  CONNECTICUT TAX-EXEMPT FUND

                  FLORIDA TAX-EXEMPT FUND

                  MASSACHUSETTS TAX-EXEMPT FUND

                  NEW JERSEY TAX-EXEMPT FUND


                  OHIO TAX-EXEMPT FUND


                  PENNSYLVANIA TAX-EXEMPT FUND

                            RESERVE TAX-EXEMPT TRUST
                           CALIFORNIA TAX-EXEMPT FUND
                          CONNECTICUT TAX-EXEMPT FUND
                           FLORIDA TAX-EXEMPT FUND
                         MASSACHUSETTS TAX-EXEMPT FUND
                           NEW JERSEY TAX-EXEMPT FUND
                              OHIO TAX-EXEMPT FUND
                          PENNSYLVANIA TAX-EXEMPT FUND
                       RESERVE NEW YORK TAX-EXEMPT TRUST
                            NEW YORK TAX-EXEMPT FUND
                   810 SEVENTH AVENUE, NEW YORK, N.Y.  10019
                                 (800) 637-1700


                        -----------------------------

                         YIELD AND BALANCE INFORMATION
                  TOLL FREE (800) 637-1700 -- TOUCH TONE PHONE



                      STATEMENT OF ADDITIONAL INFORMATION


          This Statement of Additional Information describes the California Tax-Exempt, Connecticut Tax-Exempt, Massachusetts Tax-Exempt, New Jersey Tax-Exempt, Ohio Tax-Exempt, and Pennsylvania Tax Exempt Funds of Reserve Tax-Exempt Trust and the New York Tax-Exempt Fund of Reserve New York Tax-Exempt Trust (the "Fund(s)"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Funds at the above address. This Statement is dated July 31, 1997, as amended April 1, 1998.



                      TABLE OF CONTENTS                                                       PAGE
                      -----------------                                                       ----
                      Investment Objective and Policies                                          2
                      Trustees and Executive Officers                                            3
                      Investment Management, Distribution,
                        Service and Custodian Agreements                                         4
                      Portfolio Turnover, Transaction
                        Charges and Allocation                                                   7
                      Shares of Beneficial Interest                                              7
                      Purchase, Redemption and Pricing
                        of Shares                                                                8
                      Distributions and Taxes                                                   10
                      Fund Yield                                                                11
                      Reserve Cash Performance Account                                          12
                      Municipal Obligations                                                     12
                      Ratings                                                                   13
                      Risk Factors of Concentrating in California                               14
                      Risk Factors of Concentrating in Connecticut                              17
                      Risk Factors of Concentrating in Florida                                  18
                      Risk Factors of Concentrating in Massachusetts                            19
                      Risk Factors of Concentrating in New Jersey                               20
                      Risk Factors of Concentrating in New York                                 21
                      Risk Factors of Concentrating in Ohio                                     24
                      Risk Factors of Concentrating in Pennsylvania                             25
                      Report of Independent Accountants                                         28
                      Financial Statements                                                      29



          SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

      EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET, RTET and RPES.

      HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

      Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET, RTET and RPES. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

      *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

      The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET, RTET and RPES. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

      MICHELLE L. NEUFELD, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

      Ms. Neufeld is Counsel and Secretary of RF, RIT, RTET, RNYTET and RPES. Before joining The Reserve Funds in 1997, Ms. Neufeld was a staff attorney at the NASD Regulation, Inc.

      PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

      Mr. Colletti is Controller of RF, RIT, RTET, RNYTET and RPES. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

--------------------------------------------------
*Interested Trustee within the meaning of the Investment Company Act of 1940. Messrs. Ehlert, Emmet, and Harrington, are members of a Review
Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.


          During the fiscal year ended May 31, 1997, the Trustees received fees from the Funds of $10,136. As of November 28, 1997, Trustees and officers as a group owned less than 1% of the outstanding shares of the California Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Massachusetts Tax-Exempt, New Jersey Tax-Exempt, New York Tax-Exempt, and Pennsylvania Tax-Exempt Funds. During the year ended May 31, 1997, each Fund held four Board meetings and one Review Committee meeting.

       In 1992, an unusually large number of local government units requested authorization for deficit financing. According to the Comptroller, nine local government units were authorized to issue deficit financing in the aggregate amount of $131.1 million, including Nassau County for $65 million in six-year deficit bonds and Suffolk County for $36 million in six-year deficit bonds.
The current session of the Legislature may receive as many or more requests for deficit-financing authorizations as a result of deficits previously incurred by local governments. The Comptroller has indicated that the level of deficit financing requests in 1992 was unprecedented, since in 1993 only five localities were authorized to issue only $5.5 million in deficit financing indebtedness.

       Certain proposed federal expenditure reductions would reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State should be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

THE CITY OF NEW YORK

       The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance form the State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion. However, there can be no assurance that the City will not have a sizable deficit in the future.

       In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created MAC to provide financing assistance to the City.
The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller of the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities.

       The City operates under a four-year financial plan which is prepared annually and is periodically updated. On June 30, 1986, the Control Board's powers of approval over the City's financial plan were suspended pursuant to the Financial Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position. The City submits its financial plans as well as the periodic updates to the Control Board for its review.

       Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for the City's financial plan or if other uncertainties materialized that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.


       More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stablize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by stong wage gains. In 1993 and 1994, the City experienced job gains of 2,000 and 21,000, respectively.
The City now projects, and its current four-year financial plan assumes, that economic growth will slow in calendar years 1995 and from one year to the next and the City budget for fiscal year 1996 reduces City-funded spending for the second consecutive year. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additinal reductions in City services or entitlement programs or tax or other revenue increases which could adversely affect the City's economic base.

       In July 1995, the City published the City Financial Plan for the 1996-1999 fiscal years. The 1996-1999 Financial Plan projects revenues and expenditures for the 1996 fiscal year (July 1, 1995-June 30, 1996) balanced in accordance with GAAP. The City Financial Plan sets forth proposed actions to close a previously projected budget gap of aporoximately $3.1 billion for the 1996 fiscal year. Such gap-closing actions for the 1996 fiscal year include, among others, substantial reductions in entitlement programs, City service and personnel reductions, saving initiatives related to labor and pension costs, increases in federal and State aid, the sale of certain City assets and increases in certain lease and fee payments due the City.

       The City Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.46 billion and $1.44 billion for the 1997 through 1999 fiscal years, respectively, after the successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. Proposed gap-closing actions for the 1997 though 1999 fiscal years include additional service and expenditure reductions, labor productivity gains and fee initiatives.

       Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.3 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

       As of March 22, 1995, Moody's Investors Services, Inc. ("Moody's) rated the City's general obligation bonds Baa1 and Fitch Investors Service, Inc. ("Fitch") rated such bonds A-. On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+.
Standard & Poor's stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.


                     RISK FACTORS OF CONCENTRATING IN OHIO



       Financial Operations continued to show improvement in fiscal year 1996. The state achieved an operating surplus as total operating revenue grew more rapidly than total expenditures. The state ended the biennium with an estimated general revenue fund balance of $597.6 million. The state's reserves have been restored to levels which now exceed those seen before the last recession. General revenue spending increased in 1997, with increases in most major spending categories except health and human services, which decreased 0.2%. Revenues and expenditures met target levels for the first six months of fiscal 1996.



       The state's current direct debt levels are relatively moderate, representing, on a per capita basis, $592 or 2.5% of personal income. Debt service payments to cover general obligations and lease obligations constitute approximately 5% of the state's budget.



       Over the past ten years, employment and earnings in Ohio have grown steadily and become more diversified. Although manufacturing still provides 21% of the employment in the state, employment growth in the services and trade sectors has created a more stable economy. Statewide employment was up 3% from 1990-1995, and employment gains in 1994 and 1995 were enough to offset losses in recession years. Although manufacturing employment decreased 1.2% in the year ending August 1997, growth in the services, trade and construction industries should continue to produce strong economic growth.



       The rate of personal income growth, however, has declined as lower-paying service jobs have replaced those lost in manufacturing, with income levels currently slightly below the national average. Personal income per capita, which nearly equaled that of the U.S. in 1970, was 96% of the U.S. figure in 1996.


                 RISK FACTORS OF CONCENTRATING IN PENNSYLVANIA

       Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had outstanding general obligation debt of $5.2 billion on June 30, 1996. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. On December 28, 1995, all outstanding general obligation bonds of Pennsylvania were rated AA- by S & P and A1 by Moody's. There can be no assurance that the current ratings will remain in effect in the future. The Fund assumes no obligation to update this rating information. Over the five-year period ending June 30, 2000. Pennsylvania has projected that it will issue bonds totaling $2.1 billion and retire bonded debt in the principal amount of $2.3 billion. Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon is not required. As of June 30, 1996, total combined debt outstanding for these agencies was $3.6 billion. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations.
The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate families, and the Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. As of June 30, 1996, PHFA had $2.3 billion of revenue bonds and notes outstanding.

       Numerous local government units in Pennsylvania issue general obligation debt, including counties, cities, boroughs, townships and school districts. School districts obligations are supported indirectly by Pennsylvania. the issuance of non-electoral general obligation debt is limited by constitutional and statutory provision. Electoral debt, i.e., that approved by the votes, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutional, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania.

       Since 1985 employment in Pennsylvania has grown by approximately 10%, while employment for the Middle Atlantic region and for the United States for the same period has grown by approximately 4% and 17%, respectively. Pennsylvania's average annual unemployment rate for the years 1988, 1989 and 1990 remained slightly below the nation's annual average unemployment rate, and Pennsylvania's average annual unemployment rate for the years 1992, 1993 and 1994 remained slightly above the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for January, 1996 was 6.1% compared to 5.3% for the United States. The unadjusted unemployment rate for Pennsylvania and the United States for January 1996 was 6.7% and 6.3%, respectively. The population of Pennsylvania, 12,052 million people as of July 1, 1994, according to the U.S. Bureau of the Census, represents an increase from the July 1, 1985 estimate of 11,772 million. Per capital income in Pennsylvania for calendar 1994 of $22,196 was higher than the per capita income of the United States of $21,699. As of June 30 1996, Pennsylvania's Tax Stabilization Reserve Fund (GAAP Basis) had a surplus of $183.6 million.

       Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. In Baby Neal v. Commonwealth of Pennsylvania, the American Civil Liberties Union filed a lawsuit against the Commonwealth seeking an order that would require the Commonwealth to provide additional funding for child welfare services. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In Pennsylvania Association of Rural and Small Schools
v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.